                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported)   November 19, 2002
                                                       -------------------------



                        WILSONS THE LEATHER EXPERTS INC.
             (Exact name of registrant as specified in its charter)



            MINNESOTA                   0-21543                  41-1839933
  (State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)



                7401 BOONE AVE. N.
             BROOKLYN PARK, MINNESOTA                               55428
     (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code  (763) 391-4000
                                                  -----------------------------

ITEM 2.     DISPOSITION OF ASSETS

     On November 19, 2002, Wilsons The Leather Experts Inc. (the "Company") announced the closing of all 135 stores operated by its subsidiaries El Portal Group, Inc., Bentley's Luggage Corp. and Florida Luggage Corp. (the "Travel Subsidiaries"). The Travel Subsidiaries and certain of their affiliates entered into an Agency Agreement with a joint venture comprised of Hilco Merchant Resources, LLC and Hilco Real Estate, LLC (collectively "Hilco") to immediately liquidate the inventory in such stores and exit the store leases. Pursuant to the Agency Agreement, Hilco will pay a guaranteed amount of 85% of the cost value of the inventory, subject to certain adjustments. Hilco will be responsible for all expenses related to the sale. In addition, Hilco will assist in negotiations to exit leases on approximately 117 stores. The Agency Agreement was approved after the solicitation of competitive bids.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

B.   Pro Forma Financial Information

            Pro Forma Consolidated Condensed Balance Sheet
            as of August 3, 2002 .........................................   3

            Pro Forma Condensed Statement of Operations for the
            Twenty-Six Weeks Ended August 3, 2002 ........................   4

            Pro Forma Condensed Statement of Operations for the
            Year Ended February 2, 2002 ..................................   5

            Notes to Unaudited Pro Forma Consolidated Condensed
            Financial Statements .........................................   6

                WILSONS THE LEATHER EXPERTS INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                 (IN THOUSANDS)

The following unaudited pro forma consolidated condensed balance sheet has been presented as if the disposition of the travel operations, including the 135 retail locations, had occurred on August 3, 2002. The unaudited pro forma consolidated condensed balance sheet and related notes should be read in conjunction with the financial statements of Wilsons The Leather Experts, Inc. included in its Quarterly Reports on Form 10-Q and its Annual Report on Form 10-K as previously filed with the Commission. The unaudited pro forma consolidated condensed balance sheet is not necessarily indicative of what the actual consolidated condensed balance sheet results would have been if the disposition of the Travel Subsidiaries had actually occurred on the date indicated, nor does it purport to reflect the future consolidated condensed balance sheet of the Company. The pro forma adjustments are described in the accompanying notes.

                                                   HISTORICAL                       PRO FORMA
                                                    AUGUST 3,       PRO FORMA       AUGUST 3,
               ASSETS                                 2002         ADJUSTMENTS        2002
               ------                              -------------------------------------------
                                                   (Unaudited)     (Unaudited)     (Unaudited)
CURRENT ASSETS:
 Cash and cash equivalents                         $      63        $     996      $   1,059
 Accounts receivable, net                              5,841           (1,625)         4,216
 Inventories                                         154,076          (32,289)       121,787
 Prepaid expenses and other current assets            13,849           (2,644)        11,205
 Refundable income taxes                              10,489           16,969         27,458
                                                   -------------------------------------------
     Total current assets                            184,318          (18,593)       165,725

Property and equipment, net                          101,297          (23,639)        77,658
Other assets, net                                      3,521             (100)         3,421
Deferred income taxes                                 11,249           (2,553)         8,696
                                                   -------------------------------------------
     Total assets                                  $ 300,385        $ (44,885)     $ 255,500
                                                   ===========================================

    LIABILITIES AND SHAREHOLDERS' EQUITY
    ------------------------------------
CURRENT LIABILITIES:
 Accounts payable                                  $  32,414        $  (6,787)     $  25,627
 Notes payable                                        45,621                -         45,621
 Accrued expenses                                     24,906           (6,397)        18,509
 Deferred income taxes                                 2,694                -          2,694
                                                   -------------------------------------------
   Total current liabilities                         105,635          (13,184)        92,451

Long-term debt                                        50,895                -         50,895
Other long-term liabilities                           14,442           (1,102)        13,340
Total shareholders' equity                           129,413          (30,599)        98,814
                                                   -------------------------------------------
     Total liabilities and shareholders' equity    $ 300,385        $ (44,885)     $ 255,500
                                                   ===========================================

                WILSONS THE LEATHER EXPERTS INC. AND SUBSIDIARIES
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

The following unaudited pro forma condensed statement of operations has been presented as if the disposition of the travel operations, including the 135 retail locations, had occurred on February 4, 2001, which is the beginning of the Company's fiscal year 2001. The unaudited pro forma condensed statement of operations and related notes should be read in conjunction with the financial statements of Wilsons The Leather Experts, Inc. included in its Quarterly Reports on Form 10-Q and its Annual Report on Form 10-K as previously filed with the Commission. The unaudited pro forma condensed statement of operations is not necessarily indicative of what the actual results of operations would have been if the disposition of the Travel Subsidiaries had actually occurred on the date indicated, nor does it purport to reflect the future results of operations of the Company. The pro forma adjustments are described in the accompanying notes.

                                                                   26 WEEKS ENDED AUGUST 3, 2002
                                                          ------------------------------------------------
                                                                            PRO FORMA
                                                            HISTORICAL     ADJUSTMENTS         PRO FORMA
                                                          ------------------------------------------------
                                                           (Unaudited)     (Unaudited)        (Unaudited)
NET SALES                                                  $  208,643      $  (50,390)      $   158,253
    Cost of goods sold, buying and occupancy costs            178,100         (45,547)          132,553
                                                          ------------------------------------------------
      Gross margin                                             30,543          (4,843)           25,700

    Selling, general and administrative expenses               86,141         (19,867)           66,274
    Depreciation and amortization                               9,848          (2,290)            7,558
                                                          ------------------------------------------------
      Loss from operations                                    (65,446)         17,314           (48,132)
    Interest expense, net                                       4,078               -             4,078
                                                          ------------------------------------------------
      Loss before income taxes                                (69,524)         17,314           (52,210)
    Income tax benefit                                        (27,809)          6,925           (20,884)
                                                          ------------------------------------------------
      NET LOSS FROM CONTINUING OPERATIONS                  $  (41,715)     $   10,389       $   (31,326)
                                                          ================================================

NET LOSS FROM CONTINUING OPERATIONS PER
  COMMON SHARE - BASIC AND DILUTED                         $    (2.11)     $     0.52       $     (1.59)
                                                          ================================================

Weighted average common shares outstanding                     19,742          19,742            19,742
                                                          ================================================

                WILSONS THE LEATHER EXPERTS INC. AND SUBSIDIARIES
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

The following unaudited pro forma condensed statement of operations has been presented as if the disposition of the travel operations, including the 135 retail locations, had occurred on February 4, 2001, which is the beginning of the Company's fiscal year 2001. The unaudited pro forma condensed statement of operations and related notes should be read in conjunction with the financial statements of Wilsons The Leather Experts, Inc. included in its Quarterly Reports on Form 10-Q and its Annual Report on Form 10-K as previously filed with the Commission. The unaudited pro forma condensed statement of operations is not necessarily indicative of what the actual results of operations would have been if the disposition of the Travel Subsidiaries had actually occurred on the date indicated, nor does it purport to reflect the future results of operations of the Company. The pro forma adjustments are described in the accompanying notes.

                                                                               YEAR ENDED FEBRUARY 2, 2002
                                                                   --------------------------------------------------
                                                                                        PRO FORMA
                                                                     HISTORICAL        ADJUSTMENTS        PRO FORMA
                                                                   --------------------------------------------------
                                                                     (Audited)         (Unaudited)       (Unaudited)
 NET SALES                                                         $     720,082       $  (121,783)      $  598,299
       Cost of goods sold, buying and occupancy costs                    509,871          (101,201)         408,670
                                                                   --------------------------------------------------
          Gross margin                                                   210,211           (20,582)         189,629

       Selling, general and administrative expenses                      204,300           (45,788)         158,512
       Depreciation and amortization                                      20,818            (6,877)          13,941
                                                                   --------------------------------------------------
             Income/(loss) from operations                               (14,907)           32,083           17,176
       Interest expense, net                                               9,581                 -            9,581
                                                                   --------------------------------------------------
          Income (loss) before income taxes                              (24,488)           32,083            7,595
       Income tax expense (benefit)                                       (6,950)            9,988            3,038
                                                                   --------------------------------------------------
          NET INCOME/(LOSS) FROM CONTINUING
           OPERATIONS                                              $     (17,538)       $   22,095       $    4,557
                                                                   ==================================================

 NET INCOME/(LOSS) FROM CONTINUING
   OPERATIONS PER BASIC COMMON SHARE                               $       (1.02)       $     1.29       $     0.27
                                                                   ==================================================

 Weighted average common shares outstanding                               17,172            17,172           17,172
                                                                   ==================================================

 NET INCOME/(LOSS) FROM CONTINUING
   OPERATIONS PER FULLY DILUTED COMMON SHARE                                            $     1.24       $     0.26
                                                                   ==================================================

 Weighted average common shares outstanding                                                 17,802           17,802
                                                                   ==================================================

                        Wilsons The Leather Experts, Inc.
    Notes To Unaudited Pro Forma Consolidated Condensed Financial Statements

The following assumptions have been made for the purposes of the pro forma financial statements. The pro forma adjustments to the Company's consolidated condensed financial statements are as follows:

Balance Sheet

- All assets and liabilities balances have been eliminated for the travel business.

-  All inter-company balances have been eliminated for the travel business.

- Included in the pro forma adjustments to the balance sheet is a $30.6 million after-tax charge for lease termination costs, severance, write-off of fixed assets, losses on the sale of existing inventory and other various liquidation costs.

Statements of Operations

- The accompanying Pro Forma Condensed Statements of Operations for both the twenty-six weeks ended August 3, 2002 and for the fiscal year ended February 2, 2002 have been adjusted to eliminate the results of operations for the travel business for the periods presented.

- Not included in the accompanying Pro Forma Condensed Statements of Operations for both the twenty-six weeks ended August 3, 2002 and for the fiscal year ended February 2, 2002 is the $30.6 million after-tax one-time, non-recurring charge described above.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WILSONS THE LEATHER EXPERTS INC.



Date: December 3, 2002             By: /s/ Peter G. Michielutti
                                       Peter G. Michielutti
                                       Senior Vice President and Chief Financial
                                       Officer